Exhibit 99.1
HENRY SCHEIN ELECTS DR. BRADLEY T. SHEARES TO BOARD OF DIRECTORS
Former CEO of Reliant Pharmaceuticals and President of U.S. Human Health for Merck & Co. brings wealth of health care knowledge in a quickly changing medical landscape
MELVILLE, N.Y.— January 25, 2010 — Henry Schein, Inc. (NASDAQ:HSIC), the largest distributor of health care products and services to office-based dental, medical and veterinary practitioners, today announced the election of Bradley T. Sheares, Ph.D. to the Company’s Board of Directors.
     Dr. Sheares brings a wealth of health care experience to the Henry Schein Board. He most recently served as Chief Executive Officer of Reliant Pharmaceuticals, Inc., a pharmaceutical company with integrated sales, marketing and development expertise that marketed a portfolio of branded cardiovascular pharmaceutical products, leading that company from January 2007 through its acquisition by GlaxoSmithKline plc in December 2007. Prior to joining Reliant, Dr. Sheares served as President of U.S. Human Health at Merck & Co. from March 2001 until July 2006, the culmination of a 19-year career with that company.
     In addition, Dr. Sheares brings extensive Board leadership experience from a wide range of public companies to Henry Schein. He also serves as a director of Honeywell International, a diversified technology and manufacturing company; The Progressive Corporation, one of the nation’s largest insurance holding companies; IMS Health, the world’s leading provider of market intelligence to the pharmaceutical and health care industries; and Covance Inc., one of the world’s largest and most comprehensive drug development companies.
     “We are delighted to welcome Dr. Sheares to the Henry Schein Board of Directors and look forward to the valuable new perspective that he will be able to share with us,” said Stanley M. Bergman, Chairman and Chief Executive Officer for Henry Schein. “Clearly the medical landscape in the United States and around the world is quickly changing, with health care focusing more closely on disease prevention and wellness. Dr. Sheares’ insights into these emerging developments will figure prominently as we position our Company to take full advantage of new market opportunities and support our customers in the efficient and effective delivery of care to patients.”
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     Dr. Sheares is the former chair of the Board of Directors of the National Pharmaceutical Council, which focuses on broadly communicating the economic, clinical and societal value of pharmaceuticals. Dr. Sheares holds a bachelor’s degree in chemistry from Fisk University and earned his doctorate in biochemistry from Purdue University. He completed his postdoctoral training as a Lucille P. Markey Scholar and National Institutes of Health Research Fellow at the Massachusetts Institute of Technology.
     “It is a pleasure to join this distinguished Board and to be part of a company with such a rich history and promising future,” said Dr. Sheares. “Having met extensively with the senior leadership of Henry Schein, I have been impressed by the organization’s resolve to help physicians, dentists and veterinarians navigate this fast-changing health care landscape, as well as the Company’s values-based culture and high standards of corporate conduct. I look forward to joining this strong team that will help Henry Schein continue its remarkable growth for many years to come.”
About Henry Schein
     Henry Schein, a Fortune 500® company and a member of the NASDAQ 100® Index, is recognized for its excellent customer service and highly competitive prices. The Company’s four business groups — Dental, Medical, International and Technology — serve more than 590,000 customers worldwide, including dental practitioners and laboratories, physician practices and animal health clinics, as well as government and other institutions. The Company operates through a centralized and automated distribution network, which provides customers in more than 200 countries with a comprehensive selection of more than 90,000 national and Henry Schein private-brand products in stock, as well as more than 100,000 additional products available as special-order items. Henry Schein also provides exclusive, innovative technology offerings for dental, medical and veterinary professionals, including value-added practice management software and electronic health record solutions.
     Headquartered in Melville, N.Y., Henry Schein employs more than 13,500 people and has operations or affiliates in 23 countries. The Company’s net sales reached a record $6.4 billion in 2008. Henry Schein has been ranked first in its industry for social responsibility for five consecutive years in Fortune’s list of the World’s Most Admired Companies. For more information, visit the Henry Schein Web site at www.henryschein.com.
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     In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate” or other comparable terms. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects, is contained in documents we have filed with the SEC and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
     Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: decreased customer demand and changes in vendor credit terms; disruptions in financial markets; general economic conditions; competitive factors; changes in the healthcare industry; changes in regulatory requirements that affect us; risks associated with our international operations; fluctuations in quarterly earnings; our dependence on third parties for the manufacture and supply of our products; transitional challenges associated with acquisitions, including the failure to achieve anticipated synergies; financial risks associated with acquisitions; regulatory and litigation risks; the dependence on our continued product development, technical support and successful marketing in the technology segment; our dependence upon sales personnel and key customers; our dependence on our senior management; possible increases in the cost of shipping our products or other service issues with our third-party shippers; risks from rapid technological change; risks from potential increases in variable interest rates; possible volatility of the market price of our common stock; certain provisions in our governing documents that may discourage third-party acquisitions of us; and changes in tax legislation that affect us. The order in which these factors appear should not be construed to indicate their relative importance or priority.
     We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements.

CONTACTS: HENRY SCHEIN
Investors: Steven Paladino
Executive Vice President and Chief Financial Officer
steven.paladino@henryschein.com
(631) 843-5500

Media: Susan Vassallo
Vice President, Corporate Communications
susan.vassallo@henryschein.com
(631) 843-5562
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